UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 28, 2005

CFS Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Indiana	000-24611	35-2042093

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana	46321

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(219) 836-5500

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
     On July 28, 2005, CFS Bancorp, Inc. (the “Company”) reported its results of operations for the quarter ended June 30, 2005.
     For additional information, reference is made to the Company’s press release dated June 28, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except otherwise provided herein and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.
ITEM 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits
     The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press release dated July 28, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CFS BANCORP, INC.

Date: July 28, 2005	By:	/s/ Charles V. Cole

Charles V. Cole Executive Vice President and Chief Financial Officer